=============================================================================


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                 FORM 8-K/A



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported)   August 16, 2001



                           Charming Shoppes, Inc.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



                               Pennsylvania
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)



             0-7258                                   23-1721355
    ------------------------                       ----------------
    (Commission File Number)                       (I.R.S. Employer
                                                  Identification No.)


         450 Winks Lane
      Bensalem, Pennsylvania                             19020
      ----------------------                           ----------
      (Address of Principal                            (Zip Code)
       Executive Offices)



                               (215) 245-9100
                       -------------------------------
                       (Registrant's Telephone Number,
                            Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


============================================================================

     This Report on Form 8-K/A amends and supplements the report on Form 8-K filed by Charming Shoppes, Inc. ("Charming Shoppes", the "Company", or the "Registrant") on August 31, 2001 (the "Report on Form 8-K"). The Report on Form 8-K was filed to report the acquisition by Venice Acquisition Corpora-tion, a subsidiary of the Registrant, of all of the outstanding capital stock of LBH, Inc. from a subsidiary of The Limited, Inc. on August 16, 2001. LBH Inc. owns all of the outstanding capital stock of Lane Bryant, Inc. ("Lane Bryant") and certain other entities that hold assets used in Lane Bryant's business. The disclosures required by Item 2 were included in the Report on Form 8-K. In accordance with Item 7(a)(4) and Item 7(b)(2) of the Report on Form 8-K, this Report on Form 8-K/A is being filed within 60 days after the due date of the initial filing of the Report on Form 8-K to amend and supple-ment that Report to include the financial statements and pro forma financial information required by Item 7.


Item 7.   Financial Statements and Exhibits.

Item 7(a) is hereby amended and supplemented as follows:

     (a)  Financial Statements of Businesses Acquired.

     The Consolidated Financial Statements of Lane Bryant, Inc. and Subsid-iaries for the fiscal years ended February 3, 2001, January 29, 2000 and January 30, 1999, together with the Notes thereto, are incorporated herein by reference to Exhibit 20.1 of this Report on Form 8-K/A.

     The Consolidated Financial Statements of Lane Bryant, Inc. and Subsid-iaries for the twenty-six week periods ended August 4, 2001 and July 29, 2000, together with the Notes thereto, are incorporated herein by reference to
Exhibit 20.2 of this Report on Form 8-K/A.

Item 7(b) is hereby amended and supplemented as follows:

     (b)  Pro Forma Financial Information.

     The unaudited pro forma financial information included herein gives effect to the Company's acquisition of Lane Bryant. The Unaudited Pro Forma Condensed Consolidated Statements of Operations are based on historical data as reported by the separate companies, and reflect adjustments prepared as if the acquisition had occurred on January 30, 2000. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based on historical data as reported by the separate companies, and reflects adjustments prepared as if the acquisition had occurred on August 4, 2001.

     The Unaudited Pro Forma Condensed Consolidated Financial Statements contained herein (the "Statements") include adjustments having a continuing impact on the consolidated company as a result of using the purchase method of accounting for the acquisition. The pro forma adjustments are described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial State-ments contained herein (the "Notes"). The adjustments are based on prelim-inary information and certain management judgments.

     The Statements have been prepared based on available information, using assumptions that the Company's management believes are reasonable. The State-ments do not purport to represent the actual financial position or results of operations that would have occurred if the acquisition had occurred on the dates specified. The Statements are not necessarily indicative of the results of operations that may be achieved in the future. The Statements do not reflect any adjustments for the effect of non-recurring items or operating synergies that the Company may realize as a result of the acquisition. No assurances can be made as to the amount of any financial benefits, if any, that may actually be realized as the result of the acquisition.

     The assumptions used and adjustments made in preparing the Statements are described in the Notes, which should be read in conjunction with the State-ments. The Statements and related Notes contained herein should be read in conjunction with the consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the year ended February 3, 2001, the unaudited condensed consolidated financial statements and related notes of the Company included in its Quarterly Report on Form 10-Q for the quarter ended August 4, 2001, and the consolidated financial statements and related notes of Lane Bryant incorporated by reference in Item 7(a) of this Report on Form 8-K/A.


                                CHARMING SHOPPES, INC.
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   AUGUST 4, 2001

                                    As Reported
                                --------------------                         Pro Forma
                                Charming     Lane       Pro Forma            Combined
(In thousands)                  Shoppes     Bryant     Adjustments   Notes    Company
                                --------  ----------   -----------   -----   ---------
ASSETS
Current assets
Cash and cash equivalents.....  $125,536   $  5,797     $(83,000)     2     $   48,333
Available-for-sale securities.    45,307          0                             45,307
Accounts receivable...........         0      2,001     $ (2,001)     1              0
Merchandise inventories.......   276,010     92,842                            368,852
Deferred taxes................    10,678      4,664       22,000      2
                                                          (4,664)     2         32,678
Prepayments and other.........    55,716      9,865        2,001      1         67,582
                                --------   --------     --------            ----------
   Total current assets.......   513,247    115,169      (65,664)              562,752
                                --------   --------     --------            ----------
Property, equipment, and
   leasehold improvements.....   545,429    244,514     (167,275)     2
                                                           2,231      2
                                                            (697)     2        624,202
Less accumulated depreciation
   and amortization...........  (306,784)  (167,275)     167,275      2       (306,784)
                                --------   --------     --------            ----------
   Net property, equipment,
   and leasehold improvements.   238,645     77,239        1,534               317,418
                                --------   --------     --------            ----------

Available-for-sale securities.    17,335                                        17,335
Other assets..................    29,406      7,486        6,095      2
                                                          (7,061)     2
                                                            (425)     2         35,501
Tradenames and other
   intangibles................                           168,800      2
                                                           2,700      2
                                                             600      2        172,100
Goodwill......................    90,077                  17,418      2        107,495
                                --------   --------     --------            ----------
   Total assets...............  $888,710   $199,894     $123,997            $1,212,601
                                ========   ========     ========            ==========

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                CHARMING SHOPPES, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Continued)
                                   AUGUST 4, 2001

                                    As Reported
                               --------------------                          Pro Forma
                                Charming     Lane       Pro Forma            Combined
(In thousands)                  Shoppes     Bryant     Adjustments   Notes    Company
                                --------  ----------   -----------   -----   ---------
LIABILITIES AND STOCKHOLDERS'
EQUITY
Current liabilities
Loans payable.................                          $134,183      2     $  134,183
Accounts payable..............  $105,460   $ 12,721                            118,181
Accrued expenses..............   111,536     32,615      (13,595)     2
                                                           7,000      2
                                                           4,000      2
                                                           2,700      2
                                                             200      2
                                                              75      2        144,531
Income taxes payable..........     8,351                                         8,351
Current portion -- long-term
   debt.......................     6,492                                         6,492
                                --------   --------     --------            ----------
   Total current liabilities..   231,839     45,336      134,563               411,738
                                --------   --------     --------            ----------

Deferred taxes................    21,433                  10,000      2         31,433
Long-term debt................   118,062                  75,000      2        193,062
Other long-term liabilities...               18,448       (9,260)     2
                                                          (5,196)     2          3,992
Minority interest.............     1,000                                         1,000

Stockholders' equity
Common stock..................    11,123                                        11,123
Paid-in capital...............    84,462                  15,362      2         99,824
Net investment by The Limited.              136,110     (136,110)     2              0
Treasury stock................   (41,537)                 39,638      2         (1,899)
Deferred employee compensation    (4,258)                                       (4,258)
Accumulated other
   comprehensive income.......      (953)                                         (953)
Retained earnings.............   467,539                                       467,539
                                --------   --------     --------            ----------
Total stockholders' equity....   516,376    136,110      (81,110)              571,376
                                --------   --------     --------            ----------
Total liabilities and
   stockholders' equity.......  $888,710   $199,894     $123,997            $1,212,601
                                ========   ========     ========            ==========

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                CHARMING SHOPPES, INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 4, 2001

                                    As Reported
                                --------------------                         Pro Forma
(In thousands except            Charming     Lane       Pro Forma            Combined
income per share)               Shoppes     Bryant     Adjustments   Notes    Company
                                --------  ----------   -----------   -----   ---------
Net sales....................   $797,461   $467,593                         $1,265,054
Other income.................      4,205                  $(2,490)    3(c)       1,715
                                --------   --------       -------           ----------
   Total revenue.............    801,666    467,593        (2,490)           1,266,769
                                --------   --------       -------           ----------
Cost of goods sold, buying,
   and occupancy expenses....    577,457    322,615           223     3(a)     900,295
Selling, general, and
   administrative expenses...    179,041    110,194                            289,235
Amortization of intangible
   assets....................      2,443                      330     3(a)       2,773
Corporate overhead allocation
   from The Limited..........                11,529                             11,529
Interest expense.............      4,771                    8,684     3(b)      13,455
                                --------   --------       -------           ----------
   Total expenses............    763,712    444,338         9,237            1,217,287
                                --------   --------       -------           ----------
Income from continuing
   operations before
   income taxes..............     37,954     23,255       (11,727)              49,482
Income tax provision.........     14,726      9,240        (4,398)    4         19,568
                                --------   --------       -------           ----------
Income from continuing
   operations................   $ 23,228   $ 14,015       $(7,329)          $   29,914
                                ========   ========       =======           ==========
Basic income per share
   from continuing operations      $0.23                              3(d)       $0.27
                                   =====                                         =====
Weighted average shares
   outstanding...............    101,311                    8,689     3(d)     110,000

Diluted income per share
   from continuing operations      $0.22                              3(d)       $0.26
                                   =====                                         =====
Weighted average shares and
   equivalents outstanding...    115,187                    8,689     3(d)     123,876

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                CHARMING SHOPPES, INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             YEAR ENDED FEBRUARY 3, 2001

                                    As Reported
                                --------------------                         Pro Forma
(In thousands except            Charming     Lane       Pro Forma            Combined
income per share)               Shoppes     Bryant     Adjustments   Notes    Company
                                --------  ----------   -----------   -----   ---------
Net sales.................... $1,607,079   $929,873                         $2,536,952
Other income.................     10,094                 $ (4,980)    3(c)       5,114
                              ----------   --------      --------           ----------
   Total revenue.............  1,617,173    929,873        (4,980)           2,542,066
                              ----------   --------      --------           ----------
Cost of goods sold, buying,
   and occupancy expenses....  1,134,554    681,957           446     3(a)   1,816,957
Selling, general, and
   administrative expenses...    384,188    220,338                            604,526
Amortization of intangible
   assets....................      4,885                      660     3(a)       5,545
Corporate overhead allocation
   from The Limited..........                21,091                             21,091
Interest expense.............      8,894                   17,366     3(b)      26,260
                              ----------   --------      --------           ----------
   Total expenses............  1,532,521    923,386        18,472            2,474,379
                              ----------   --------      --------           ----------
Income from continuing
   operations before
   income taxes..............     84,652      6,487       (23,452)              67,687
Income tax provision.........     33,014      2,595        (8,795)    4         26,814
                              ----------   --------      --------           ----------
Income from continuing
   operations................ $   51,638   $  3,892      $(14,657)          $   40,873
                              ==========   ========      ========           ==========

Basic income per share
   from continuing operations      $0.51                              3(d)       $0.37
                                   =====                                         =====
Weighted average shares
   outstanding...............    101,119                   8,689      3(d)     109,808

Diluted income per share
   from continuing operations      $0.49                              3(d)       $0.37
                                   =====                                         =====
Weighted average shares and
   equivalents outstanding...    115,027                   8,689      3(d)     123,716

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                          CHARMING SHOPPES, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1.  BASIS OF PRESENTATION

     The unaudited pro forma financial information included herein gives effect to the Company's acquisition of Lane Bryant, Inc. The Unaudited
Pro Forma Condensed Consolidated Statements of Operations are based on historical data as reported by the separate companies, and reflect adjust-ments prepared as if the acquisition had occurred on January 30, 2000.
The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based on historical data as reported by the separate companies, and reflects adjust-ments prepared as if the acquisition had occurred on August 4, 2001.

     The Unaudited Pro Forma Condensed Consolidated Financial Statements include adjustments having a continuing impact on the consolidated company as a result of using the purchase method of accounting for the acquisition. The pro forma adjustments are described below. The adjustments are based on preliminary information and certain management judgments.

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet includes certain reclassifications to conform the historical financial information of Lane Bryant to the Company's presentation.

     In accordance with the requirements of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," the Company recognized certain intangible assets acquired separately from goodwill.

     The excess of the cost of the acquisition over the estimated fair value of the assets acquired has been allocated to goodwill. In accordance with the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets," the goodwill, trademarks, tradenames, and internet domain names will not be amor-tized. In addition, effective as of February 3, 2002 (the beginning of the fiscal year ended February 1, 2003), there will be no amortization expense related to the Company's existing goodwill. Amortization expense related to the Company's existing goodwill was $2,443,000 and $4,885,000 for the six months ended August 4, 2001 and fiscal year ended February 3, 2001, respec-tively.

2. PRO FORMA ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF AUGUST 4, 2001

     The pro forma adjustments to the Unaudited Pro Forma Condensed Consoli-dated Balance Sheet reflect the purchase of Lane Bryant, the pro forma allocation of the purchase price to the assets and liabilities acquired based on a preliminary estimate of their respective fair values at the date of acquisition, and deferred income taxes which result from differences in the estimated fair values of net assets acquired and liabilities assumed for financial reporting purposes and their respective tax bases.

                          CHARMING SHOPPES, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               (Continued)


     The estimated pro forma allocation of the purchase price of Lane Bryant is as follows:

(In thousands)
Acquisition of Lane Bryant stock by Charming Shoppes:
   Cash paid........................................................... $280,000
   Fair market value of 8,688,784 shares of Charming Shoppes
      Common Stock issued at date of acquisition.......................   55,000
Fees and other direct costs of the acquisition.........................    6,288
                                                                        --------
Cost of the acquisition of Lane Bryant................................. $341,288
                                                                        --------
Net assets of Lane Bryant at August 4, 2001............................ $136,110
Estimated fair market value of identifiable intangible assets acquired:
   Lane Bryant trademarks, tradenames, and internet domain names.......  168,800
   Lane Bryant customer credit card lists..............................    2,700
   Covenant by The Limited, Inc. not to compete........................      600
Step-up to estimated fair value of property, equipment, and
   leasehold improvements..............................................    2,231
Write-down of assets for Lane Bryant stores to be closed...............     (697)
Write off of other intangible assets...................................     (425)
Reverse Lane Bryant deferred income taxes..............................  (11,725)
Deferred taxes on book/tax basis differences in pro forma
   balance sheets......................................................   12,000
Accrual for unfavorable service contract...............................   (4,000)
Write off of deferred compensation liability not assumed in acquisition    5,196
Write off of deferred rent liability...................................    9,260
Write off of accrued expenses (primarily worker's compensation, employee severance, and general liability and auto insurance)
   not assumed in acquisition..........................................   13,595
Accrued general liability and auto insurance...........................      (75)
Accrued severance for employee terminations............................   (2,700)
Reserve for lease termination costs and severance associated with
   the closure of Lane Bryant stores...................................   (7,000)
                                                                        --------
Estimated fair value of identifiable net assets acquired............... $323,870
                                                                        --------
Excess of cost of acquisition over pro forma estimated fair
   value of net assets acquired........................................ $ 17,418
                                                                        ========

     The above estimated pro forma allocation of the purchase price to the assets acquired and liabilities assumed is based on management's best estimate of the respective fair values at this time. However, such allocation is pre-liminary and is subject, among other factors, to the final Lane Bryant closing balance sheet and finalization of lease termination costs related to the closure of Lane Bryant stores, severance related to the termination of certain Lane Bry-ant employees, the accrual for unfavorable service contract, and finalization of preliminary valuations. Accordingly, the final allocation of the purchase price could differ materially from the pro forma allocation reflected herein.

     The pro forma adjustments to the unaudited condensed consolidated balance sheets include a reclassification of $167,275 of Lane Bryant accumulated depre-ciation to property, equipment, and leasehold improvements, in order to reflect the assets acquired from Lane Bryant at their net acquisition value.

                         CHARMING SHOPPES, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (Continued)


     In connection with the acquisition of Lane Bryant, on August 16, 2001 the Company replaced its existing $150,000,000 revolving credit facility with a $375,000,000 credit facility pursuant to a loan and security agreement of the same date (the "Facility" or the "Agreement"). This Facility includes a re-volving credit facility with a maximum availability of $300,000,000, subject to borrowing limitations based on eligible inventory and the value of certain real property, and a three-year term loan of $75,000,000. The Facility expires on August 16, 2004, with an option to renew the Agreement for an additional year. The interest rate on borrowings under the revolving credit line ranges from Prime to Prime plus .75% per annum for Prime Rate Loans, and LIBOR plus 2% to LIBOR plus 2.75% per annum for Eurodollar Rate Loans. The interest rate on borrowings under the term loan equals Prime plus 4% per annum, with minimum and maximum rates of 11.5% and 13%, respectively, per annum. Costs incurred by the Company in obtaining the Facility were approximately $6,095,000. These debt acquisition costs will be deferred and amortized over the life of the Agreement (3 years). The cash paid for the acquisition was funded with the $75,000,000 term loan, revolving loans obtained under the the credit facility, and the use of approximately $83,000,000 of the Company's existing cash and cash equivalents.

     The 8,688,784 shares of Charming Shoppes Common Stock issued had been previously re-acquired by the Company and were being held as treasury shares. The number of shares issued was based on the average closing price per share of the Company's Common Stock for the five trading days ending on and includ-ing the second trading day prior to the date of acquisition, as specified in the Stock Purchase Agreement relating to the acquisition. Additional shares of Common Stock may be issued upon final settlement of the Lane Bryant acqui-sition balance sheet. The pro forma adjustments to the unaudited condensed consolidated balance sheets include $200,000 of accrued expenses for estimated costs of registering the shares of Common Stock issued in connection with the acquisition.

     The Company recognized an adjustment to record accrued liabilities related principally to lease termination costs associated with the closure of a number of Lane Bryant stores, which are estimated to be approximately $7,000,000. In addition, fixed assets associated with the stores to be closed have been reduced by approximately $697,000. The Company also recorded approximately $2,700,000 of accrued severance costs associated with the ter-mination of certain Lane Bryant employees.

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet does not reflect adjustments for possible changes in payment terms for Lane Bryant which could increase accounts payable.

                         CHARMING SHOPPES, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (Continued)


3. PRO FORMA ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED FEBRUARY 3, 2001 AND SIX MONTHS ENDED AUGUST 4, 2001


(a)  Depreciation and amortization expense

     The step-up of Lane Bryant property, equipment, and leasehold improvements to their estimated fair value will result in additional depreciation expense (included in cost of goods sold, buying, and occupancy expenses). The recog-nition of certain intangible assets acquired from Lane Bryant will result in additional amortization expense. The estimated effects on depreciation and amortization expense, had the acquisition of Lane Bryant occurred on January 30, 2000, are as follows:

                                               Depreciation/Amortization Adjustment
                                               ------------------------------------
                                     Useful       Year Ended       Six Months Ended
($ in thousands)           Amount     Life     February 3, 2001     August 4, 2001
                          -------     ----     ----------------     --------------
Step-up of property,
   equipment, and lease-
   hold improvements....   $2,231     5 yrs.          $446               $223
Acquisition of Lane
   Bryant customer
   credit card lists....    2,700     5 yrs.           540                270
Acquisition of covenant
   not-to-compete.......      600     5 yrs.           120                 60


(b)  Interest expense

     Had the acquisition of Lane Bryant occurred on January 30, 2000, the Company would have incurred additional interest expense and amortization of deferred debt acquisition costs as a result of the term loan and revolving loan. The effect of the additional interest expense and amortization of deferred debt acquisition costs is as follows:

                                   Interest      Interest Expense Adjustment
                                   Rate or       ---------------------------
                                 Amortization    Year Ended      Six Months Ended
($ in thousands)       Principal    Period    February 3, 2001    August 4, 2001
                       ---------    ------    ----------------    --------------
Term loan...........   $ 75,000      11.5%         $8,625             $4,313
Revolving loan......    134,183       5.0%          6,709              3,355
Amortization of
   deferred debt
   acquisition costs      6,095      3 yrs.         2,032              1,016

The interest rates used in the above table represent the interest rates that were in effect for the loans as of the date the loans were incurred.

                         CHARMING SHOPPES, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (Continued)


(c)  Interest income

     A portion of the acquisition was funded through the use of the Company's existing cash and cash equivalents. Prior to the acquisition, these funds had been invested in available-for-sale securities. Had the acquisition occurred on January 30, 2000, the Company would have earned lower interest income as a result of the reduction in funds available for investment in available-for-sale securities. The effect of the lower interest income is as follows:

                                                 Interest Income Adjustment
                                                 --------------------------
                                  Interest      Year Ended      Six Months Ended
($ in thousands)      Principal     Rate     February 3, 2001    August 4, 2001
                      ---------     ----     ----------------    --------------
Cash used to fund
   acquisition.....   $83,000       6.0%          $4,980             $2,490

The interest rate used in the above table represents an estimated average rate of return on securities that would have been available for investment during the year ended February 3, 2001 and the six months ended August 4, 2001.


(d)  Earnings per share from continuing operations

     Pro forma earnings per share from continuing operations have been adjusted to reflect the issuance of the Company's Common Stock. The diluted income per share calculations consider the Company's convertible subordinated notes as if they had been converted. Therefore, after-tax interest expense of $4,455,000 and $2,229,000 for the year ended February 3, 2001 and six months ended August 4, 2001, respectively, related to the notes has been added back to income from continuing operations for the purpose of calculating diluted income per share from continuing operations.


4.  INCOME TAXES

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations have been adjusted to reflect the estimated amount of income taxes that would have been accrued on pro forma pre-tax income from continuing operations had the acquisition taken place on January 30, 2000. All of the intangible assets acquired (trademarks, tradenames, internet domain names, customer credit card lists, covenant not to compete, and goodwill) will be deductible for tax pur-poses.

Item 7(c) is hereby amended and supplemented as follows:

     (c)  Exhibits.

           2.1 Stock Purchase Agreement dated as of July 9, 2001 among Charming Shoppes, Inc., Venice Acquisition Corporation, LFAS, Inc. and The Limited, Inc., incorporated by refer-ence to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

           2.2 Services Agreement dated as of August 16, 2001 between LBH, Inc. and The Limited, Inc., incorporated by reference to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

           2.3 Covenant Agreement dated as of August 16, 2001 between Charming Shoppes, Inc. and The Limited, Inc., incorporated by reference to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

           2.4 Master Sublease dated as of August 16, 2001 between The Limited, Inc. and Lane Bryant, Inc., incorporated by refer-ence to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

           2.5 Lease Agreement dated as of August 16, 2001 by and between Distribution Land Corp. and Lane Bryant, Inc., incorporated by reference to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

           2.6 Loan and Security Agreement dated as of August 16, 2001 by and among Charming Shoppes, Inc., Charming Shoppes of Delaware, Inc., CSI Industries, Inc., Catherine Stores Corporation, Lane Bryant, Inc. and FB Apparel, Inc., as Borrowers, Charming Shoppes of Delaware, Inc., as Borrowers' Agent, Congress Financial Corporation, as Administrative Agent, Collateral Agent, Joint Lead Arranger and Joint Bookrunner, J.P. Morgan Business Credit Corp., as Co-Agent, Joint Lead Arranger and Joint Bookrunner and The Financial Institutions named therein, as Lenders, incorporated by reference to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

           4.1 Registration Agreement between Charming Shoppes, Inc. and The Limited, Inc. dated as of August 16, 2001, incorporated by reference to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

          20.1 Consolidated Financial Statements of Lane Bryant, Inc. and Subsidiaries for the fiscal years ended February 3, 2001, January 29, 2000 and January 30, 1999.

          20.2 Consolidated Financial Statements of Lane Bryant, Inc. and Subsidiaries for the twenty-six week periods ended August 4, 2001 and July 29, 2000.

          23    Consent of PricewaterhouseCoopers LLP.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHARMING SHOPPES, INC.
                                                  (Registrant)




Dated: October 30, 2001                      By: /S/ ERIC M. SPECTER
                                             Name:  Eric M. Specter
                                             Title: Executive Vice President


















































<PAGE 14>
                            INDEX TO EXHIBITS

Exhibit
  No.                        Description
------                       -----------

  2.1 Stock Purchase Agreement dated as of July 9, 2001 among Charming Shoppes, Inc., Venice Acquisition Corporation, LFAS, Inc. and The Limited, Inc., incorporated by refer-ence to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

  2.2 Services Agreement dated as of August 16, 2001 between LBH, Inc. and The Limited, Inc., incorporated by reference to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

  2.3    Covenant Agreement dated as of August 16, 2001 between
         Charming Shoppes, Inc. and The Limited, Inc., incorporated by reference to Form 8-K of the Registrant dated August
         16, 2001, filed on August 31, 2001.

  2.4    Master Sublease dated as of August 16, 2001 between The
         Limited, Inc. and Lane Bryant, Inc., incorporated by refer-ence to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

  2.5 Lease Agreement dated as of August 16, 2001 by and between Distribution Land Corp. and Lane Bryant, Inc., incorporated by reference to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

  2.6 Loan and Security Agreement dated as of August 16, 2001 by and among Charming Shoppes, Inc., Charming Shoppes of Delaware, Inc., CSI Industries, Inc., Catherine Stores Corporation, Lane Bryant, Inc. and FB Apparel, Inc., as Borrowers, Charming Shoppes of Delaware, Inc., as Borrowers' Agent, Congress Financial Corporation, as Administrative Agent, Collateral Agent, Joint Lead Arranger and Joint Bookrunner, J.P. Morgan Business Credit Corp., as Co-Agent, Joint Lead Arranger and Joint Bookrunner and The Financial Institutions named therein, as Lenders, incorporated by reference to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

  4.1 Registration Agreement between Charming Shoppes, Inc. and The Limited, Inc. dated as of August 16, 2001, incorporated by reference to Form 8-K of the Registrant dated August 16, 2001, filed on August 31, 2001.

 20.1 Consolidated Financial Statements of Lane Bryant, Inc. and Subsidiaries for the fiscal years ended February 3, 2001, January 29, 2000 and January 30, 1999.

 20.2 Consolidated Financial Statements of Lane Bryant, Inc. and Subsidiaries for the twenty-six week periods ended August 4, 2001 and July 29, 2000.

  23     Consent of PricewaterhouseCoopers LLP.